UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 Or 15(D) Of The Securitites Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2005

KEYCORP STUDENT LOAN TRUST 1999-B

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-80109-01	36-4318790

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o KeyBank National Association as Administrator, Attn: Frances Byrd, 800 Superior Avenue, Cleveland, Ohio 44114

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (216) 828-9357

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index on Page 4

Page 1 of 8 pages

Item 8.01   Other Events

On May 25, 2005, the KeyCorp Student Loan Trust 1999-B (the “Trust”) made its regular, quarterly distribution of funds to holders of the Trust’s Floating Rate Asset Backed Certificates and Floating Rate Asset Backed Notes and distributed the Certificateholder’s Statement and Noteholder’s Statement, filed herewith as Exhibits to this Form 8-K, to Certificateholders and Noteholders of record, respectively.

In reliance upon certain no-action letters, including a letter dated May 9, 1997, issued by the Chief Counsel, Division of Corporate Finance of the Securities and Exchange Commission relating to the KeyCorp Student Loan Trust 1996-A, Registration No. 333-4274, the Trust is hereby filing the Certificateholder’s Statement and Noteholder’s Statement reflecting the Trusts Activities for the period ending April 30, 2005 including a statistical summary of the delinquency and default characteristics of the Trust’s student loan portfolio as of such date.

Item 9.01   Exhibits

Exhibit 99(a)	-	Certificateholder’s Statement
Exhibit 99(b)	-	Noteholder’s Statement

Page 2 of 8 pages

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2005

KeyCorp Student Loan Trust 1999-B,
By:	KeyBank National Association,
successor in interest to
KeyBank USA, National Association, as Master Servicer and Administrator

By:	/S/ DANIEL G SMITH
Daniel G. Smith
Senior Vice President

Page 3 of 8 pages

EXHIBIT INDEX

Exhibit

99(a)	Certificateholder’s Statement	5
99(b)	Noteholder’s Statement	7

Page 4 of 8 pages